EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                        MARSH & MCLENNAN COMPANIES, INC.


                              OFFER TO EXCHANGE ITS
                          5.375% SENIOR NOTES DUE 2007
                           6.25% SENIOR NOTES DUE 2012
                  (REGISTERED UNDER THE SECURITIES ACT OF 1933)
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          5.375% SENIOR NOTES DUE 2007
                           6.25% SENIOR NOTES DUE 2012


                           PURSUANT TO THE PROSPECTUS
                            DATED ____________, 2002



     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________________, 2002 UNLESS THE OFFER IS EXTENDED.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                       STATE STREET BANK AND TRUST COMPANY


BY REGISTERED OR CERTIFIED MAIL:               BY OVERNIGHT DELIVERY OR HAND:

State Street Bank and Trust Company          State Street Bank and Trust Company
       2 Avenue de Lafayette                        2 Avenue de Lafayette
         Boston, MA 02111                             Boston, MA 02111
      Attention: Ralph Jones                       Attention: Ralph Jones


                            FACSIMILE TRANSMISSIONS:
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (617) 662-1452
                             Attention: Ralph Jones
                             CONFIRM BY TELEPHONE:
                                 (617) 662-1548

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders of Restricted Notes (as defined below) if Restricted Notes are to be forwarded herewith and, unless your Restricted Notes are held through The Depository Trust Company ("DTC"), should be accompanied by the certificates for the Restricted Notes. If tenders of Restricted Notes are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at DTC pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP and need not complete, execute and deliver this Letter of Transmittal.

     Holders of Restricted Notes whose certificates (the "certificates") for such Restricted Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Restricted Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    ALL TENDERING HOLDERS OF 5.375% SENIOR NOTES DUE 2007 COMPLETE THIS BOX:

-------------------------------------------------------------------------------------------------------------------
                             DESCRIPTION OF 5.375% SENIOR NOTES DUE 2007 TENDERED
-------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                 5.375% SENIOR NOTES DUE 2007 TENDERED
            (PLEASE FILL IN, IF BLANK)                            (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL AMOUNT OF
                                                                            PRINCIPAL AMOUNT    5.375% SENIOR NOTES
                                                         CERTIFICATE        OF 5.375% SENIOR     DUE 2007 TENDERED
                                                          NUMBER(S)*         NOTES DUE 2007     (IF LESS THAN ALL)**
-------------------------------------------------------------------------------------------------------------------

                                                        -----------------------------------------------------------

                                                        -----------------------------------------------------------

                                                        -----------------------------------------------------------

                                                        -----------------------------------------------------------

                                                        -----------------------------------------------------------
                                                         TOTAL AMOUNT
                                                           TENDERED
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

*    Need not be completed by holders tendering by book-entry transfer or in accordance with DTC's ATOP procedures.

**   5.375%  Senior  Notes due 2007 may be tendered  in whole or in part in  denominations  of $1,000 and  multiples thereof.  All 5.375% Senior Notes due 2007 held shall be deemed tendered unless a lesser number is specified in this column.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
ALL TENDERING HOLDERS OF 6.25% SENIOR NOTES DUE 2012 COMPLETE THIS BOX:
-------------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF 6.25% SENIOR NOTES DUE 2012 TENDERED
-------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                 6.25% SENIOR NOTES DUE 2012 TENDERED
            (PLEASE FILL IN, IF BLANK)                            (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL AMOUNT OF
                                                                            PRINCIPAL AMOUNT   6.25% SENIOR NOTES DUE
                                                         CERTIFICATE        OF 6.25% SENIOR        2012 TENDERED
                                                          NUMBER(S)*         NOTES DUE 2012     (IF LESS THAN ALL)**
-------------------------------------------------------------------------------------------------------------------

                                                        -----------------------------------------------------------

                                                        -----------------------------------------------------------

                                                        -----------------------------------------------------------

                                                        -----------------------------------------------------------

                                                        -----------------------------------------------------------
                                                         TOTAL AMOUNT
                                                           TENDERED
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

*    Need not be completed by holders tendering by book-entry transfer or in accordance with DTC's ATOP procedures.

**   6.25%  Senior  Notes due 2012 may be  tendered  in whole or in part in  denominations  of $1,000 and  multiples thereof.  All 6.25% Senior Notes due 2012 held shall be deemed  tendered unless a lesser number is specified in this column.
-------------------------------------------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ----------------------------------------------
     DTC Account Number
                       ---------------------------------------------------------
     Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name of Registered Holder(s)
                                 -----------------------------------------------
     Window Ticket Number (if any)
                                  ----------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------
     Name of Institution which Guaranteed
                                         ---------------------------------------
     If Guaranteed Delivery is to be made By Book-Entry Transfer:

     Name of Tendering Institution
                                  ----------------------------------------------
     DTC Account Number
                       ---------------------------------------------------------
     Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED RESTRICTED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE RESTRICTED NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ----------------------------------------------------------------------
     Address:
             -------------------------------------------------------------------

             -------------------------------------------------------------------

Ladies and Gentlemen:

       The undersigned hereby tenders to Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), the principal amount of the Company's outstanding 5.375% Senior Notes due 2007 (the "2007 Restricted Notes") and 6.25% Senior Notes due 2012 (the "2012 Restricted Notes" and, together with the "2007 Restricted Notes," the "Restricted Notes") specified above in exchange for a like aggregate principal amount of the Company's registered 5.375% Senior Notes due 2007 (the "2007 Exchange Notes") and 6.25% Senior Notes due 2012 (the "2012 Exchange Notes" and, together with the "2007 Exchange Notes," the "Exchange
Notes"), upon the terms and subject to the conditions set forth in the Prospectus dated _________, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the "Securities Act").

       Subject to and effective upon the acceptance for exchange of all or any portion of the Restricted Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Restricted Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Restricted Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Restricted Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Restricted Notes, (ii) present certificates for such Restricted Notes for transfer, and to transfer the Restricted Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms and conditions of the Exchange Offer.

       THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE RESTRICTED NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE RESTRICTED NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE RESTRICTED NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

       The name(s) and address(es) of the registered holder(s) of the Restricted Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Restricted Notes. The certificate number(s) and the Restricted Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

       If any tendered Restricted Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Restricted Notes than are tendered or accepted for exchange, certificates for such unaccepted or non exchanged Restricted Notes will be returned (or, in the case of Restricted Notes tendered by book-entry transfer, such Restricted Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

       The undersigned understands that tenders of Restricted Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Restricted Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Restricted Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases inwhich a Participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such Participant shall be bound by all of the terms and conditions of this Letter of Transmittal, but need not complete, execute and deliver this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Restricted Notes tendered hereby.

       Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Restricted Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Restricted Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Restricted Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

       By tendering Restricted Notes and executing, or otherwise becoming bound by, this letter of transmittal, the undersigned hereby represents and agrees that

       (i)    the undersigned is not an "affiliate" of the Company,

       (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, and

       (iii) the undersigned has no arrangement or understanding with any person to participate, and is not engaged and does not intend to engage, in a distribution (within the meaning of the Securities Act) of such Exchange Notes.

       By tendering Restricted Notes pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this letter of transmittal, a holder of Restricted Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Restricted Notes held by the broker-dealer are held only as a nominee, or (b) such Restricted Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

       The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Restricted Notes, where such Restricted Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the expiration date (subject to extension under certain limited circumstances) or, if earlier, when all such Exchange Notes have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Restricted Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Restricted Notes and executing, or otherwise becoming bound by, this letter of transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the one year period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

       All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

--------------------------------------------------------------------------------

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Restricted Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.


--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S))

Date                                                                      , 2002
    ----------------------------------------------------------------------

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
         -----------------------------------------------------------------------
                              (INCLUDE FULL TITLE)
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area Code and Telephone Number
                              --------------------------------------------------

--------------------------------------------------------------------------------
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature
                    ------------------------------------------------------------
Name
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Date                                                                      , 2002
    ----------------------------------------------------------------------
Capacity or Title
                 ---------------------------------------------------------------
Name of Firm
            --------------------------------------------------------------------
Address
       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------


                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

       To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Restricted Notes whose name(s) appear(s) above.

              Issue Exchange Notes to:

Name
    ----------------------------------------------------------------------------
                                 (PLEASE PRINT)
--------------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                             SOCIAL SECURITY NUMBER)


                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

       To be completed ONLY if Exchange Notes are to be sent to someone other than the registered holder(s) of the Restricted Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.


              Mail Exchange Notes to:

Name
    ----------------------------------------------------------------------------
                                 (PLEASE PRINT)
--------------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                             SOCIAL SECURITY NUMBER)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1.   DELIVERY  OF  LETTER  OF  TRANSMITTAL  AND  CERTIFICATES;   GUARANTEED
DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if certificates are to be forwarded herewith and, unless your Restricted Notes are held through DTC, should be accompanied by the certificates for the Restricted Notes. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP and need not complete, execute and deliver this Letter of Transmittal. Unless the tender is so completed in accordance with ATOP, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the expiration date. Restricted Notes may be tendered in whole or in part in the principal amount of $1,000 and multiples of $1,000.

     Holders who wish to tender their Restricted Notes and (i) whose Restricted Notes are not immediately available or (ii) who cannot deliver their Restricted Notes and this Letter of Transmittal to the Exchange Agent on or prior to the expiration date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Restricted Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of
Transmittal (or facsimile) thereof and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the expiration date; and (iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Restricted Notes, in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Restricted Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

     THE METHOD OF DELIVERY OF RESTRICTED NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR RESTRICTED NOTES SHOULD BE SENT TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any Agent's Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Restricted Notes) of Restricted Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Restricted Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in any of the boxes captioned "Description of 5.375% Senior Notes due 2007 Tendered" or "6.25% Senior Notes due 2012 Tendered" is inadequate, the certificate number(s) and/or the principal amount of Restricted Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Restricted Notes will be accepted only in the principal amount of $1,000 and multiples thereof. If less than all the Restricted Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Restricted Notes which are to be tendered in the box entitled "Principal Amount of 5.375% Senior Notes due 2007 Tendered (if less than all)" or "Principal Amount of 6.25% Senior Notes due 2012 Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Restricted Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Restricted Note, promptly after the expiration date. All Restricted Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise  provided  herein,  tenders of Restricted  Notes may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Restricted Notes to be withdrawn, identify the Restricted Notes to be withdrawn (including the principal amount of such Restricted Notes) and (where certificates for Restricted Notes have been transmitted) specify the name in which such Restricted Notes are registered, if different from that of the withdrawing holder. If certificates for the Restricted Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Restricted Notes to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Restricted Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Restricted Notes and otherwise comply with the procedures of such facility. Restricted Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Restricted Notes."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Restricted Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Restricted Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus under "The Exchange Offer--Book- Entry Transfer," such Restricted Notes will be credited to an account maintained with DTC for the Restricted Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Restricted Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

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


     If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). The signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Restricted Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. The signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Restricted Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Restricted Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Restricted Notes not properly tendered or to not accept any particular Restricted Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Restricted Notes either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Restricted Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Restricted Notes either before or after the expiration date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Restricted Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Restricted Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions relating to the procedures for tendering and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Company or from your broker, dealer, commercial bank, trust company or other nominee.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Restricted Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     10. SECURITY TRANSFER TAXES. Holders who tender their Restricted Securities for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register Exchange Notes in the name of or request that Restricted Securities not tendered or not accepted in the Exchange Offer

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


to be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
          OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
                DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                       ON OR PRIOR TO THE EXPIRATION DATE.

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